UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 17, 2003


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                              2-22791                         15-0277720
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(State or other jurisdiction        (Commission                    (IRS Employer
of incorporation)                   File Number)             Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6436








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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

Agway Inc. announced today that Donald P. Cardarelli will resign as President, Chief Executive Officer and a Director of Agway Inc. effective April 1, 2003. The Company also announced that Michael R. Hopsicker, a 13-year company veteran, has been named Chief Operating Officer effective immediately and will succeed Mr. Cardarelli upon his resignation.

A copy of the press release dated January 17, 2003 is attached as an exhibit to this filing and incorporated herein by reference.





























CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.


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



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed as part of this report.

No.
--
99   Press release dated January 17, 2003





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AGWAY INC.
                                            (Registrant)



Date       January 17, 2003                 By  /s/ PETER J. O'NEILL
       ----------------------               ------------------------------------
                                                    Peter J. O'Neill
                                                  Senior Vice President
                                                    Finance & Control
                                             (Principal Financial Officer and
                                                 Chief Accounting Officer)




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(AGWAY LOGO)                                          Contact: Stephen H. Hoefer
                                                       Agway Inc., P.O. Box 4933
                                                        Syracuse, New York 13221
            NEWS SERVICE                              Phone: Office 315.449.6474
                                                               FAX: 315.449.6281
                                                       E-Mail: shoefer@agway.com
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FOR IMMEDIATE RELEASE


                        AGWAY ANNOUNCES LEADERSHIP CHANGE

          CEO Don Cardarelli Will Assist With Leadership Transition and
                               Step Down April 1st

                   EVP Mike Hopsicker Named COO and Successor

SYRACUSE, NY, JANUARY 17, 2003 - Agway Inc. announced today that Donald P. Cardarelli will resign as President, Chief Executive Officer and a Director of Agway Inc. effective April 1, 2003. The Company also announced that Michael R. Hopsicker, a 13-year company veteran, has been named Chief Operating Officer effective immediately and will succeed Mr. Cardarelli upon his resignation.

"This was a decision that the Board and I reached after assessing our progress to date and our needs going forward," said Mr. Cardarelli, who has been CEO since 1995. "By April we expect to have completed all of the major restructuring initiatives we announced early last year, including the very important step of selling our lease financing business. Agway will then be a more focused and smaller organization. The next phase is to develop the plan for the Company's emergence from Chapter 11. That plan should be developed and carried out under leadership that is expected to be part of Agway's future."

Agway Board Chairman Gary Van Slyke said that naming Mike Hopsicker to succeed Cardarelli was a unanimous decision of the Agway Board. "Mike Hopsicker has exhibited tremendous leadership capabilities and brings considerable experience as well as a successful business track record at Agway to this position. We are confident that Mike is the right person to lead us through the reorganization process and beyond," said Van Slyke.

Mr. Hopsicker said, "I appreciate the confidence the Agway Board has placed in me and I welcome this opportunity. Agway's greatest strength is in its many skilled and dedicated employees. I strongly believe that our employees have the ability and determination to take the next steps that will build value for all of Agway's stakeholders."

Mr. Hopsicker most recently served as Executive Vice President of Agriculture and Energy and President of Agway Energy Products. He joined Agway as a financial analyst in 1989. Over the years, Mr. Hopsicker took on a number of key assignments that have drawn on his expertise and talents in the areas of financial management, strategic planning, business restructuring and business development. Most recently, Mr. Hopsicker led the successful effort to sell the Company's Agronomy and Seedway businesses. Since 1996, Mr. Hopsicker has provided overall leadership to the Agway Energy Products team, which has taken this business to a level where profits are consistently earned each year. In addition to his new role, Mr. Hopsicker will remain President of Agway Energy Products.


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PAGE 2

"We are grateful to Don Cardarelli for his nearly 19 years of service to Agway and we are pleased that he has agreed to remain available to the Board and management team to facilitate the transition in leadership," said Van Slyke. "Don is a very capable and respected leader who inherited a difficult financial situation and led the cooperative during difficult times. Unfortunately, the convergence of several events last year, including the unexpected failed sale of one of our businesses, resulted in Chapter 11 being the only option for Agway's many stakeholders. Don had the foresight to prepare the Company for Chapter 11 while continuing to pursue needed restructuring initiatives. Those initiatives have already generated $100 million in cash, which has allowed the Company to reduce its current secured lender borrowings to zero and have a cash surplus available."

Agway Inc., headquartered in DeWitt, NY, is an agricultural cooperative owned by 69,000 Northeast farmer-members. On October 1, 2002, Agway Inc. and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Agway Energy Products LLC, Agway Energy Services, Inc., Agway Energy Services-PA, Inc. and Telmark LLC were not included in the Chapter 11 filings. Visit Agway at WWW.AGWAY.COM.
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Forward Looking and Cautionary Statement
----------------------------------------
Some of the information in this press release may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. Agway wishes to caution you that these statements are only predictions and that actual events or results may differ materially. Agway refers you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company's most recent Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause the actual results to differ materially from those contained in Agway's projections or forward looking statements.